Long Term Investments	12 Months Ended
Oct. 31, 2011
Long Term Investments [Abstract]
Long Term Investments
8.	Long-Term Investments

As of October 31	2011	2010
Investment in Celerion(a)	$1,473	$1,464
Investment in Lumira Capital Corp.(b)	-	1,030
Other long-term investments(c)	-	1,557
Long-term investments	$1,473	$4,051

(a) Investment in Celerion, Inc. (Celerion)
On March 5, 2010, as part of the consideration for the sale of Early Stage, Nordion received approximately 15% of the total common stock of Celerion assuming the conversion of all the outstanding preferred stock and issuance and exercise of permitted stock options. The outstanding preferred stock of Celerion are voting, all owned by third parties, convertible into common stock on a 1:1 basis, subject to certain adjustments, and are subordinated to the Note (Note 9(c)). Nordion's ability to transfer its Celerion equity and the Note is subject to the consent of Celerion, which is controlled by third-party investors who collectively hold a majority of the outstanding Celerion equity and have no restrictions on selling their interests. These third-party investors also have majority representation on the Board of Directors of Celerion. This investment in Celerion is recorded at cost and has a fair value of $1.5 million as of October 31, 2011. The fair value has been determined based on an estimate of the fair value of the business sold using proceeds on sale and a discounted future cash flow model using cost of equity of comparable companies adjusted for risk.

Pursuant to applicable U.S. accounting rules, a business entity may be subject to consolidation if it is determined to be a variable interest entity (VIE) and if the reporting entity is the primary beneficiary. The Company has determined that Celerion is a VIE but Nordion is not the primary beneficiary and, therefore, consolidation is not required. The Company continues to assess any reconsideration events and monitor the status of its relationship with Celerion. The fair value of the Company's investment in Celerion and the Note (Note 9(c)) is currently estimated to be $22.2 million in aggregate. The Company's maximum exposure to loss is limited to the carrying value of the Note and its investment in Celerion.

(b) Investment in Lumira Capital Corp. (Lumira)
Long-term investments include an investment in Lumira, an investment fund management company, which has long-term investments in development-stage enterprises that have not yet earned significant revenues from their intended business activities or established their commercial viability. Nordion does not have any significant involvement in the day-to-day operations of Lumira other than to obtain its share of earnings and losses. During fiscal 2011, the Company reported equity loss of $0.1 million (2010 ― $0.7 million; 2009 ― $nil) from the investment in Lumira. The Company's exposure to losses is limited to its investment of $nil (October 31, 2010 ― $1.0 million). During the second quarter of fiscal 2011, the Company received $1.3 million in cash dividends from Lumira which reduced its investment to $nil with the remaining $0.4 million included in dividend income.

(c) Other long-term investments
During the second quarter of fiscal 2011, the Company disposed of its available for sale investment in a marketable equity security for cash proceeds of $1.7 million.